                           Morgan Stanley Income Trust
                        Item 77(O) 10F-3 Transactions
                       March 1, 2008 - August 31, 2008

-------------------------------------------------------------------------------------------------------------------
                                                                   Amount of     % of
                                      Offering       Total          Shares     Offering    % of Funds
   Security    Purchase/   Size of    Price of     Amount of       Purchased   Purchased      Total                        Purchased
  Purchased    Trade Date  Offering    Shares      Offering         By Fund     By Fund      Assets        Brokers            From
-------------------------------------------------------------------------------------------------------------------
 Oracle Corp.   04/02/08      -        $99.953   $2,500,000,000.00  775,000.00     0.03%        0.50%       Citi,          Citigroup
  5.75% due                                                                                              Mitsubishi
  4/15/2018                                                                                                  UFJ
                                                                                                         Securities,
                                                                                                           Banc of
                                                                                                           America
                                                                                                         Securities
                                                                                                          LLC, BMO
                                                                                                           Capital
                                                                                                          Markets,
                                                                                                            HSBC,
                                                                                                           Merrill
                                                                                                        Lynch & CO.,
                                                                                                           Credit
                                                                                                         Suisse, BNP
                                                                                                        PARIBAS, RBC
                                                                                                           Capital
                                                                                                        Markets, RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          SCOCIETE
                                                                                                          GENERALE,
                                                                                                         UCI Capital
                                                                                                          Markets,
                                                                                                           Morgan
                                                                                                          Stanley,
                                                                                                           Mizuho
                                                                                                         Securities
                                                                                                          USA Inc.,
                                                                                                          Wachovia
                                                                                                         Securities,
                                                                                                         Wells Fargo
                                                                                                         Securities,
                                                                                                         BNY Capital
                                                                                                          Markets,
                                                                                                        Inc., Lehman
                                                                                                          Brothers

  XTO Energy    04/15/08      -      $99.539000  $800,000,000.00  1,020,000.00    0.13%        0.66%       Lehman            Lehman
 Inc. 5.500%                                                                                              Brothers,         Brothers
due 6/15/2018                                                                                             Banc of
                                                                                                           America
                                                                                                         Securities
                                                                                                          LLC, BNP
                                                                                                          PARIBAS,
                                                                                                           Credit
                                                                                                           Suisse,
                                                                                                          Deutsche
                                                                                                            Bank
                                                                                                         Securities,
                                                                                                          Goldman,
                                                                                                        Sachs & Co.,
                                                                                                          Jefferies
                                                                                                          Company,
                                                                                                          JPMorgan,
                                                                                                           Morgan
                                                                                                        Stanley, RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                            Citi,
                                                                                                           Merrill
                                                                                                        Lynch & Co.,
                                                                                                            BBVA
                                                                                                         Securities,
                                                                                                         BMO Capital
                                                                                                        Markets, BNY
                                                                                                           Capital
                                                                                                          Markets,
                                                                                                          Comerica
                                                                                                         Securities,
                                                                                                           Fortis
                                                                                                         Securities
                                                                                                         LLC, Lazard
                                                                                                           Capital
                                                                                                          Markets,
                                                                                                           Natixis
                                                                                                        Bleichroeder
                                                                                                         Inc., Piper
                                                                                                          Jaffray,
                                                                                                         Wells Fargo
                                                                                                         Securities,
                                                                                                          SunTrust
                                                                                                          Robinson
                                                                                                          Humphrey,
                                                                                                             UBS
                                                                                                         Investment
                                                                                                            Bank,
                                                                                                          Wachovia
                                                                                                         Securities

   General      04/16/08      -      $99.733000  $4,000,000,000.00  950,000.00     0.02%        0.73%      Banc of           Lehman
   Electric                                                                                                America          Brothers
Capital Corp.                                                                                            Securities
 Note 5.625%                                                                                                LLC,
 due 5/1/2018                                                                                             Goldman,
                                                                                                        Sachs & Co.,
                                                                                                           Lehman
                                                                                                          Brothers
                                                                                                        Inc., Morgan
                                                                                                          Stanley &
                                                                                                             Co.
                                                                                                        Incorporated,
                                                                                                         Castle Oak
                                                                                                         Securities,
                                                                                                            L.P.,
                                                                                                          Blaylock
                                                                                                         Robert Van,
                                                                                                         LLC, Samuel
                                                                                                         A. Ramirez
                                                                                                           & Co.,
                                                                                                           Inc.,
                                                                                                          Utendahl
                                                                                                           Capital
                                                                                                         Group, LLC,
                                                                                                        The Williams
                                                                                                           Capital
                                                                                                         Group, L.P.

  Dr. Pepper    04/25/08      -        $99.985   $1,200,000,000.00  135,000      0.01%        0.31%        Banc of        JPMorgan
Snapple Group                                                                                              America       Securities
  Inc. Note                                                                                               Securities
    6.820%                                                                                              LLC, Goldman
     due                                                                                                Sachs & Co.,
   5/1/2018                                                                                               JPMorgan
                                                                                                         Securities,
                                                                                                           Morgan
                                                                                                        Stanley, UBS
                                                                                                         Securities
                                                                                                          LLC, BNP
                                                                                                          Paribas,
                                                                                                         Mitsubishi
                                                                                                             UFJ
                                                                                                         Securities
                                                                                                          Internet,
                                                                                                           Scotia
                                                                                                           Capital
                                                                                                            Inc.,
                                                                                                          SunTrust
                                                                                                          Robinson
                                                                                                        Humphrey, TD
                                                                                                         Securities,
                                                                                                          Wachovia
                                                                                                         Securities
                                                                                                            Inc.

    Israel      05/01/08  $99.831000      -      $1,000,000,000.00  235,000.00     0.02%        0.53%       Citi,           Lehman
   Electric                                                                                              JPMorgan,          Brothers
  Corp. Ltd                                                                                               Merrill
 Note 7.250%                                                                                            Lynch & Co.,
due 1/15/2019                                                                                              Lehman
                                                                                                          Brothers,
                                                                                                           Morgan
                                                                                                           Stanley

   Newfield     05/05/08   $100.00        -      $600,000,000       40,000       0.00%        0.09%       JPMorgan,       JPMorgan
 Exploration                                                                                             BMO Capital     Securities
   Co. Note                                                                                              Markets, RBS
 7.125% due                                                                                               Greenwich
  5/15/2018                                                                                                Capital,
                                                                                                           Banc of
                                                                                                           America
                                                                                                         Securities
                                                                                                          LLC, BBVA
                                                                                                         Securities,
                                                                                                           Fortis
                                                                                                         Securities
                                                                                                         LLC, Mizuho
                                                                                                         Securities
                                                                                                          USA Inc.,
                                                                                                           Wedbush
                                                                                                           Morgan
                                                                                                         Securities
                                                                                                            Inc.,
                                                                                                           CALYON,
                                                                                                           Morgan
                                                                                                          Stanley,
                                                                                                         Wells Fargo
                                                                                                         Securities,
                                                                                                           DnB NOR
                                                                                                           Markets

   Directv      05/07/08   $100.00        -      $1,500,000,000.00  165,000      0.01%        0.53%        Banc of        JPMorgan
   Holdings                                                                                                America       Securities
LLC/Directv F                                                                                            Securities
 Note 7.625%                                                                                             LLC, Credit
due 5/15/2016                                                                                              Suisse,
                                                                                                          JPMorgan
                                                                                                         Securities,
                                                                                                           Morgan
                                                                                                           Stanley

   Harley-      05/15/08      -      $99.805000  $1,000,000,000.00  535,000      0.05%        0.35%       Citigroup      Citigroup
   Davidson                                                                                                Glohal
Funding Corp.                                                                                             Markets,
 Note 6.800%                                                                                               Morgan
due 6/15/2018                                                                                             Stanley &
                                                                                                          Co. Inc.,
                                                                                                          Greenwich
                                                                                                           Capital
                                                                                                          Markets,
                                                                                                          JPMorgan,
                                                                                                         BNP Paribas
                                                                                                         Securiteis
                                                                                                           Corp.,
                                                                                                          Deutsche
                                                                                                            Bank
                                                                                                         Securities
                                                                                                            Inc.,
                                                                                                          Wachovia
                                                                                                           Capital
                                                                                                           Markets

HBOS PLC Note   05/15/08      -      $99.584000  $2,000,000,000.00  225,000      0.01%        0.51%       Goldman,     Goldman Sachs
  6.750% due                                                                                            Sachs & Co.,
  5/21/2018                                                                                                Morgan
                                                                                                          Stanley,
                                                                                                           Lehman
                                                                                                          Brothers

 Time Warner    06/16/08      -       $99.917    $2,000,000,000    185,000      0.00%        0.45%        Banc of          Banc of
 Cable Inc.                                                                                               America          America
 Note 6.750%                                                                                            Securities
due 7/1/2018                                                                                             LLC, BNP
                                                                                                         PARIBAS,
                                                                                                          Morgan
                                                                                                         Stanley,
                                                                                                           RBS
                                                                                                        Greenwich
                                                                                                         Capital,
                                                                                                         Wachovia
                                                                                                       Securities,
                                                                                                         Barclays
                                                                                                         Capital,
                                                                                                       Citi, Daiwa
                                                                                                        Securities
                                                                                                         America
                                                                                                          Inc.,
                                                                                                         Goldman,
                                                                                                         Sachs &
                                                                                                       Co., Mizuho
                                                                                                        Securities
                                                                                                        USA Inc.,
                                                                                                          Fortis
                                                                                                        Securities
                                                                                                           LLC.
                                                                                                       Mitsubishi,
                                                                                                           UFJ
                                                                                                       Securities,
                                                                                                           UBS
                                                                                                        Investment
                                                                                                          Bank,
                                                                                                         Deutsche
                                                                                                           Bank
                                                                                                       Securities,
                                                                                                          Lehman
                                                                                                        Brothers,
                                                                                                         Blayleck
                                                                                                       Robert Van,
                                                                                                           LLC,
                                                                                                         Cabrera
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         LLC, The
                                                                                                         Williams
                                                                                                         Capital
                                                                                                       Group, L.P.

   Thomson    06/17/08      -        $99.084    $1,000,000,000    465,000      0.04%        0.31%        Barclays        Banc of
   Reuters                                                                                               Capital,        America
Corp. 6.500%                                                                                             JPMorgan,     Securities
due 7/15/2018                                                                                              Morgan
                                                                                                          Stanley,
                                                                                                           RBS
                                                                                                         Greenwich
                                                                                                         Capital,
                                                                                                         Banc of
                                                                                                         America
                                                                                                        Securities
                                                                                                       LLC, Lehman
                                                                                                        Brothers,
                                                                                                         Merrill
                                                                                                         Lynch &
                                                                                                         Co., RBC
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                       BMO Capital
                                                                                                         Markets,
                                                                                                          Citi,
                                                                                                         Deutsche
                                                                                                           Bank
                                                                                                       Securities,
                                                                                                         Goldman,
                                                                                                         Sachs &
                                                                                                        Co., HSBC,
                                                                                                         Standard
                                                                                                        Chartered
                                                                                                         Bank, TD
                                                                                                       Securities,
                                                                                                           UBS
                                                                                                        Investment
                                                                                                          Bank,
                                                                                                         Wachovia
                                                                                                        Securities

  Rio Tinto   06/24/08      -        $99.131    $1,750,000,000.00 140,000      0.00%        0.34%        Deutsche        JPMorgan
 Finance USA                                                                                               Bank         Securities
  LTD Note                                                                                             Securities,
 6.500% due                                                                                             JPMorgan,
  7/15/2018                                                                                               Morgan
                                                                                                         Stanley,
                                                                                                          Credit
                                                                                                       Suisse, RBS
                                                                                                        Greenwich
                                                                                                         Capital,
                                                                                                         SOCIETE
                                                                                                        GENERALE,
                                                                                                           ANZ
                                                                                                       Securities,
                                                                                                          Banco
                                                                                                          Bilbao
                                                                                                         Vizcaya
                                                                                                        Argentina,
                                                                                                          S.A.,
                                                                                                         CALYON,
                                                                                                          Daiwa
                                                                                                        Securities
                                                                                                         America
                                                                                                          Inc.,
                                                                                                        Mitsubishi
                                                                                                           UFJ
                                                                                                        Securities
                                                                                                       International
                                                                                                       plc, Mizuho
                                                                                                       International
                                                                                                           plc

    Tyco      07/29/08      -        $99.970    $300,000,000.00   155,000      0.02%        0.38%        Goldman,      UBS Warburg
 Electronics                                                                                             Sachs &
  Group SA                                                                                              Co., Banc
Noted 5.950%                                                                                            of America
     due                                                                                                Securities
 01/15/2014                                                                                             LLC, Citi,
                                                                                                         Deutsche
                                                                                                           Bank
                                                                                                       securities,
                                                                                                          Morgan
                                                                                                         Stanley,
                                                                                                           UBS
                                                                                                        Investment
                                                                                                          Bank,
                                                                                                         Barclays
                                                                                                         Capital,
                                                                                                           BNP
                                                                                                         PARIBAS,
                                                                                                        JPMorgan,
                                                                                                          Lehman
                                                                                                         Brothers

  Alcoa Inc.    07/10/08      -      $99.684000  $750,000,000.00    610,000      0.00%        0.15%        Banc of       Barclays
 Note 6.750%                                                                                               America     Capital Inc.
due 07/15/2018                                                                                           Securities
                                                                                                            LLC,
                                                                                                          Barclays
                                                                                                          Capital,
                                                                                                        Citi, Lehman
                                                                                                          Brothers,
                                                                                                         Mitsubishi
                                                                                                             UFJ
                                                                                                         Securities,
                                                                                                         BNP PARIBAS,
                                                                                                         BMO Capital
                                                                                                          Markets,
                                                                                                           Morgan
                                                                                                          Stanley,
                                                                                                          Deutsche
                                                                                                            Bank
                                                                                                         Securities,
                                                                                                         BNY Mellon
                                                                                                           Capital
                                                                                                          Markets,
                                                                                                          LLC, RBS
                                                                                                          Greenwich
                                                                                                        Capital, ANZ
                                                                                                         Securities,
                                                                                                            BBVA
                                                                                                         Securities,
                                                                                                          Goldman,
                                                                                                         Sachs & Co.
                                                                                                             UBS
                                                                                                         Investment
                                                                                                         Bank, Banca
                                                                                                         IMI, Daiwa
                                                                                                         Securities
                                                                                                           America
                                                                                                            Inc.,
                                                                                                          JPMorgan

Walgreen Co.  07/14/08      -        $99.610    $1,300,000,000.00  85,000      0.00%        0.21%        Banc of         JPMorgan
Noted 4.875%                                                                                             America        Securities
   due                                                                                                  Securities
 08/01/2013                                                                                                LLC,
                                                                                                        JPMorgan,
                                                                                                         Goldman,
                                                                                                         Sachs &
                                                                                                       Co., Morgan
                                                                                                         Stanley,
                                                                                                          Wells
                                                                                                           Fargo
                                                                                                       Securities,
                                                                                                           Loop
                                                                                                         Capital
                                                                                                       Markets, LC

  Dupont El   07/23/08        -        $99.960   $1,250,000,000.00  100,000      0.00%        0.25%        Credit      Goldman Sachs
 Nemour Note                                                                                               Suisse,
  6.00% due                                                                                               Goldman,
  07/15/2018                                                                                            Sachs & Co.,
                                                                                                           Morgan
                                                                                                          Stanley,
                                                                                                           Banc of
                                                                                                           America
                                                                                                         Securities
                                                                                                            LLC,
                                                                                                          JPMorgan,
                                                                                                            ,RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          Citi, ING
                                                                                                         Wholesale,
                                                                                                          Deutsche
                                                                                                            Bank
                                                                                                         Securities,
                                                                                                            HSBC,
                                                                                                         Mitsubishi
                                                                                                             UFJ
                                                                                                         Securities,
                                                                                                           Mizuho
                                                                                                         Securities
                                                                                                          USA Inc.,
                                                                                                          Santander
                                                                                                         Investment,
                                                                                                           Scotia
                                                                                                          Capital,
                                                                                                          Standard
                                                                                                          Chartered
                                                                                                          Bank, UBS
                                                                                                         Investment
                                                                                                          Bank, The
                                                                                                          Williams
                                                                                                           Capital
                                                                                                         Group, L.P.

  XTO Energy    08/04/08      -        $99.713   $1,000,000,000.00  25,000       0.00%        0.06%        Lehman    Lehman Brothers
 Inc. 6.500%                                                                                              Brothers,
due 12/15/2018                                                                                           Jeffries &
                                                                                                          Company,
                                                                                                          Wachovia
                                                                                                         Securities,
                                                                                                           Banc of
                                                                                                           America
                                                                                                         Securities
                                                                                                          LLC, BNP
                                                                                                          PARIBAS,
                                                                                                          SunTrust
                                                                                                          Robinson
                                                                                                          Humphrey,
                                                                                                             RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          Deutsche
                                                                                                            Bank
                                                                                                         Securities,
                                                                                                          Barclays
                                                                                                          Capital,
                                                                                                           Credit
                                                                                                           Suisse,
                                                                                                           Morgan
                                                                                                          Stanley,
                                                                                                            Citi,
                                                                                                          JPMorgan,
                                                                                                           Merrill
                                                                                                        Lynch & Co.,
                                                                                                             UBS
                                                                                                         Investment
                                                                                                         Bank, BBVA
                                                                                                         Securities,
                                                                                                          Comerica
                                                                                                         Securities,
                                                                                                           Lazard
                                                                                                           Capital
                                                                                                          Markets,
                                                                                                           Tudor,
                                                                                                         Pickering,
                                                                                                         Holt & Co.,
                                                                                                         BMO Capital
                                                                                                        Markets, DNB
                                                                                                        NOR Markets,
                                                                                                           Natixis
                                                                                                        Bleichroeder
                                                                                                          Inc., BNY
                                                                                                           Mellon
                                                                                                           Capital
                                                                                                          Markets,
                                                                                                         LLC, Fortis
                                                                                                         Securities
                                                                                                         LLC, Piper
                                                                                                          Jaffray,
                                                                                                         Wells Fargo
                                                                                                         Securities,